SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

KYZEN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

KYZEN CORPORATION

430 HARDING INDUSTRIAL DRIVE
NASHVILLE, TN 37211

March 30, 2004

TO THE SHAREHOLDERS OF
KYZEN CORPORATION:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Kyzen Corporation, to be held on Tuesday, April 27, 2004, at 10:00 a.m., Nashville Time, at 201 Powell Place, Brentwood, Tennessee 37027.

     Please read the enclosed Annual Report to Shareholders and Proxy Statement for the 2004 Annual Meeting of Shareholders. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares personally. You must provide proof of ownership of Kyzen Corporation Common Stock as of the record date, February 27, 2004, in order to attend the meeting.

     On behalf of the Board of Directors and management of Kyzen Corporation, I would like to thank you for your continued support and confidence, and look forward to meeting as many of our shareholders as possible on April 27, 2004.

Sincerely,

Mike Bixenman
Chairman of the Board

IMPORTANT

COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
AND RETURN IT PROMPTLY.

KYZEN CORPORATION

430 HARDING INDUSTRIAL DRIVE
NASHVILLE, TN 37211

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 27, 2004

TO THE SHAREHOLDERS OF
KYZEN CORPORATION:

     The Annual Meeting of Shareholders of Kyzen Corporation (the “Company”) will be held on Tuesday, April 27, 2004, at 10:00 a.m., Nashville Time, at 201 Powell Place, Brentwood, Tennessee 37027, for the following purposes:

(1) To elect two nominees as directors to serve on the Board of Directors until the Annual Meeting of Shareholders in 2007; and

(2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 27, 2004 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

By order of the Board of Directors,

John Sanders
Corporate Secretary

Nashville, Tennessee
March 30, 2004

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED. IF YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, ONLY THOSE SHAREHOLDERS WHO HAVE EVIDENCE OF OWNERSHIP AS OF THE RECORD DATE WILL BE ADMITTED TO THE MEETING. PROPER EVIDENCE WILL BE THE PROXY CARD, A BROKERAGE STATEMENT EVIDENCING OWNERSHIP ON THE RECORD DATE OR PICTURE IDENTIFICATION IF YOU DIRECTLY HOLD STOCK CERTIFICATES.

ELECTION OF DIRECTORS
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
COMPENSATION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
INDEPENDENT PUBLIC ACCOUNTANTS
GENERAL INFORMATION

KYZEN CORPORATION

430 HARDING INDUSTRIAL DRIVE
NASHVILLE, TN 37211

PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Kyzen Corporation (the “Company”), to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 201 Powell Place, Brentwood, Tennessee 37027, on April 27, 2004, at 10:00 a.m., Nashville Time, for the purposes set forth in the accompanying notice, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders of the Company on or about March 30, 2004.

     The close of business on February 27, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, the Company had 4,690,119 shares of common stock, $.01 par value (the “Common Stock”), outstanding and entitled to vote. No other shares of the Company’s capital stock are outstanding. Holders of the Common Stock are entitled to one vote per share on any matter which may properly come before the Annual Meeting.

     A shareholder who signs and delivers a proxy has the right to revoke it at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy or by voting by ballot at the Annual Meeting.

     If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the shareholder, and if no instructions are given, will be voted (a) FOR the election as directors of the nominees listed thereon and described in this Proxy Statement, and (b) in accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the Annual Meeting. The persons named as proxies in the enclosed form of proxy were selected by the Board of Directors.

PROPOSAL 1:

ELECTION OF DIRECTORS

Introduction

     In accordance with the Tennessee Business Corporation Act and the Company’s Bylaws, directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting of shareholders at which a quorum is present. The Company’s Bylaws do not provide for cumulative voting and, accordingly, the holders of Common Stock do not have cumulative voting rights with respect to the election of directors. Consequently, each shareholder may cast only one vote per share for each of the nominees.

     Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered by the proxy for the individuals nominated by the Board of Directors. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

Class II Nominees

     The Restated Charter of the Company provides that the terms for the Board of Directors are to be staggered so that approximately one-third of the directors are elected at each annual meeting. Pursuant to the Restated Charter, the Board of Directors has divided the Board into three classes of two directors each.

     The Board of Directors has nominated Messrs. Doyel and Davis for election at the Annual Meeting to serve as Class II directors until the annual meeting of shareholders in 2007 or until their successors have been elected and qualified. Messrs. Doyel and Davis have consented to be candidates and to serve as Class II directors if elected.

     The Board of Directors recommends that shareholders vote FOR the election of the following nominees:

Name	Age	Position
Kyle J. Doyel	48	President, Chief Executive Officer and Director
John A. Davis, III	71	Director

     Kyle J. Doyel has served as Chief Executive Officer, President and director of the Company since its inception in 1990 and served as Chairman of the Board from the Company’s inception until May 1995. Prior to co-founding the Company in 1990, Mr. Doyel was employed in several management, sales, commercial development and product development positions within the chemical industry.

     John A. Davis, III has served as a director of the Company since August 1995. Mr. Davis is an attorney in Little Rock, Arkansas and has practiced law there since 1993. Since 1998, Mr. Davis has been a principal in ADR, Inc., a provider of mediation and arbitration services. From 1979 to 1993, Mr. Davis served as Senior Vice President, General Counsel and Secretary for United Dominion Industries (NYSE:UDI), a multinational construction and industrial machinery producer. Mr. Davis is the uncle of Mr. Doyel’s wife.

Continuing Directors

     The persons named below will continue to serve as directors until the annual meeting of shareholders in the years indicated and until their successors are elected and qualified. The following table shows the names, ages and positions of each continuing director:

Name	Age	Position
Terms Expiring in 2005:
Janet Korte Baker	51	Director
Michael L. Bixenman	50	Chairman of the Board, Chief Technology Officer, Vice President and Director

Terms Expiring in 2006:
Thomas M. Forsythe	46	Vice President, Treasurer, Chief Accounting Officer and Director
James R. Gordon	58	Director

Class I Directors:

     Thomas M. Forsythe has served as Vice President since September 1995, as Treasurer and Chief Accounting Officer since January 1998 and as a director of the Company since June 1995. Mr. Forsythe joined the Company in 1992 and served as General Manager from July 1992 to September 1995. From 1989 to 1992, Mr. Forsythe served in various sales, marketing and management positions with WR Grace & Co.

     James R. Gordon has served as a director of the Company since July 1996. Mr. Gordon retired in 2000 as the President and director of TCS Management Group, Inc., a multi-national software development company formed by Mr. Gordon in 1975. Mr. Gordon is currently the President and Chief Manager of Chickering Investments, LLC, a real estate development company.

Class III Directors:

     Janet Korte Baker has served as a director of the Company since January 1999. Ms. Baker has been an independent business consultant and financial advisor in Nashville, Tennessee since 1990. She specializes in financial advisory work for clients ranging from small business owners to companies with up to $100 million in revenues. Prior to 1990, Ms. Baker spent 14 years in the banking industry. She was a Senior Vice President of SunTrust Bank, Nashville and Executive Vice President of Brentwood National Bank.

     Michael L. Bixenman has served as Chairman of the Board since June 1995, Vice President and Chief Technology Officer since the Company’s inception in 1990 and director since December 1994. Prior to co-founding the Company, Mr. Bixenman was employed in several positions, the last as Vice President-General Manager with Bix Manufacturing Company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

     The Board of Directors held four meetings during 2003. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

Attendance at Annual Meetings

     The Company does not have a policy regarding director attendance at annual meetings. Because of the willingness of each director to be present at all annual meetings and the historical attendance of each director, a formal attendance policy has not been necessary. All directors attended the 2003 Annual Meeting of Shareholders.

Shareholder Communication with the Board of Directors

     Shareholders may send written communications to the Board of Directors at:

Kyzen Corporation
430 Harding Industrial Drive
Nashville, Tennessee 37211
Attention: Board of Directors

     Shareholders may also send communications via email to directors@kyzen.com. All such communications will be sent to the members of the Board of Directors. In addition, the name and business phone number of an independent director who serves as the Company’s investor relations contact is listed in each Company press release.

Committees

     The Board of Directors has an Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and a Compensation Committee. The Board of Directors has no other standing committees.

Audit Committee

     The Audit Committee makes recommendations to the Board of Directors with respect to the Company’s financial statements and selects and engages the Company’s independent public accountants. The Audit Committee also reviews significant audit and accounting policies and practices, meets with the Company’s independent public accountants concerning, among other things, the scope of their audit of the Company’s financial statements, and reviews the performance of the overall accounting and financial controls of the Company. Ms. Baker and Messrs. Davis and Gordon serve on the Audit Committee. The Audit Committee held four meetings during 2003 with KPMG LLP, the Company’s independent public accountants. The meetings were held in February, April, July and November, before the release of the Company’s 2002 annual report and each of the Company’s quarterly financial results.

     The current Audit Committee is comprised of individuals who have a broad range of experience reviewing the financial statements of companies in other industries and who, through their attendance at Board and Committee meetings, have demonstrated an understanding of the Company’s business, financial condition and operations. None of the current members of the Audit Committee qualifies as an “audit committee financial expert” as defined in the rules and regulations of the Securities and Exchange Commission (“SEC”). The Company does not believe it needs to add an audit committee financial expert to its Audit Committee because it is a small business with relatively straightforward financial statements reflecting few significant accounting policies and only one “critical accounting policy.” Because of the Company’s small size and limited resources, the Company’s management believes that it would be difficult to recruit an audit committee financial expert. To recruit such a person could require the payment of higher directors’ compensation and would not likely result in an increase in the quality of the Audit Committee.

Compensation Committee

     The Compensation Committee reviews and approves salaries, bonuses, option awards and other compensation and benefits of executive officers. The Compensation Committee also advises management regarding benefits and other terms and conditions of compensation and administers the Company’s outstanding options. Ms. Baker and Messrs. Doyel and Gordon serve on the Compensation Committee. The Compensation Committee met once during 2003 in conjunction with a regularly scheduled meeting of the Board of Directors.

Nominating Committee

     The Company does not have a standing Nominating Committee. The entire Board of Directors fulfills the role of a Nominating Committee. Because of the Company’s size and the nature of its business, the consistently high rate of participation in meetings by each director, the fact that half of the Company’s directors are independent (as defined by the corporate governance standards of the Nasdaq Stock Market) and are individuals who come from diverse backgrounds, and the infrequent turnover historically in the membership of the Board, the Board of Directors does not believe a separate, independent nominating committee is necessary.

     Any shareholder, by written notice submitted to the Secretary of the Company, can nominate candidates for election to the Board of Directors. The written notice should be provided in accordance with the process contained in the Company’s Bylaws as more fully described in the “General Information” section of this Proxy Statement. The entire Board of Directors serving as a Nominating Committee currently does not have a charter, nor do all directors meet the independence requirements in the corporate governance standards of the Nasdaq Stock Market. The Boston Stock Exchange, on which the Company’s Common Stock and Warrants are listed, has not adopted independence requirements for nominating committee members.

     Although the Board of Directors has not established formal minimum qualifications for its members, the Board would consider only potential nominees who have several years of relevant business experience. Non-management director nominees would generally need to be independent as defined by the corporate governance standards of the Nasdaq Stock Market. Any nominee must be willing to serve for the nominal director’s compensation paid by the Company. In addition, the Board of Directors would evaluate nominees with the goal of maintaining a diversity of background and experience that complements the other directors. Candidates nominated by shareholders would be evaluated in the same manner as the candidates nominated by the Board of Directors.

Audit Committee Report

     The Audit Committee of the Board of Directors of the Company consists entirely of directors who meet the independence requirements in the corporate governance standards of the Nasdaq Stock Market. The Boston Stock Exchange, on which the Company’s Common Stock and Warrants are listed, has adopted independence requirements for audit committee members, which will become effective for small business issuers on July 31, 2005. The Board of Directors will determine at that time whether the members of the Audit Committee meet those requirements. The Board of Directors has not adopted a written charter for the Audit Committee.

     The Company’s management has primary responsibility for preparing the Company’s financial statements, implementing internal controls over financial reporting and monitoring the effectiveness of the internal controls over financial reporting. KPMG LLP, the Company’s independent auditors for the years ended December 31, 2002, and December 31, 2003, is responsible for auditing the Company’s financial statements and rendering an opinion as to whether such financial statements conform in all material respects to accounting principles generally accepted in the United States of America.

     In fulfilling its responsibilities for fiscal year 2003, the Audit Committee:

•  Reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2003;

•  Discussed with KPMG LLP the matters required to be discussed under Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•  Received the written disclosures and the letter from KPMG LLP regarding KPMG LLP’s independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG LLP their independence from the Company.

     Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP as described above and in reliance thereon, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC.

Audit Committee
Janet Korte Baker
John A. Davis, III
James R. Gordon

COMPENSATION OF DIRECTORS

Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or any board committee. Directors who are not employees of the Company are paid $1,000 each calendar quarter for serving as a member of the Board of Directors. Directors are reimbursed for any travel expenses incurred in attending meetings of the Board of Directors. Directors do not receive any additional compensation for special assignments or serving on a committee of the Board of Directors.

In April 2003, each of Ms. Baker and Messrs. Davis and Gordon were granted options to purchase 5,000 shares of Common Stock at an exercise price of $0.23 per share under the Company’s 1994 Stock Option Plan. The Board of Directors permitted this plan to terminate pursuant to its terms on January 10, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership as of February 27, 2004 of the Common Stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, based on a review of electronic filings made with the SEC, (b) each director of the Company, (c) the Company’s Chief Executive Officer and each of the Company’s most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 2003 (collectively, the “Named Executive Officers”) and (d) all directors and Named Executive Officers of the Company as a group. Except as otherwise indicated, each beneficial owner named below has advised the Company that such owner has sole investment or voting power with respect to the shares of Common Stock shown below. The Company has no reason to believe such information is inaccurate. The address for each of the beneficial owners is shown below.

			Percent of Common
	Number of Shares		Stock Beneficially
Name and Address of Beneficial Owner	Beneficially Owned		Owned(1)
5% Shareholders:
Juanita J. Doyel 45 Fairway Circle, Medford, OR	335,867	(2)	7.1%

Directors and Named Executive Officers:
Kyle J. Doyel,
430 Harding Industrial Drive, Nashville, TN	893,511	(3)	18.7%
Michael L. Bixenman
430 Harding Industrial Drive, Nashville, TN	576,624	(4)	12.3%
James R. Gordon
430 Harding Industrial Drive, Nashville, TN	325,753	(6)	6.9%
Thomas M. Forsythe
430 Harding Industrial Drive, Nashville, TN	294,114	(5)	6.2%
John A. Davis, III
500 President Clinton Ave., Little Rock, AR	193,500	(7)	4.1%
Janet Korte Baker
430 Harding Industrial Drive, Nashville, TN	25,000	(8)	*
All executive officers and directors as a group (6 persons)	2,308,502	(9)	46.9%

*	Represents less than 1% of the outstanding shares of Common Stock.

(1)	Options and warrants which the beneficial owners have a right to exercise within 60 days of February 27, 2004 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that owner but are not deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other beneficial owner shown in the table.

(2)	Includes warrants to purchase 30,000 shares of Common Stock.

(3)	Includes options to purchase 9,333 shares of Common Stock and warrants to purchase 53,900 shares of Common Stock. Mr. Doyel beneficially owns 305,867 shares of Common Stock and warrants to purchase 30,000 shares of Common Stock held by Juanita J. Doyel, Mr. Doyel’s mother. Mr. Doyel beneficially owns 5,951 shares of Common Stock held by Mr. Doyel’s wife.

(4)	Includes options to purchase 9,333 shares of Common Stock. Mr. Bixenman beneficially owns 5,106 shares of Common Stock and options to purchase 667 shares of Common Stock held by his wife.

(5)	Includes options to purchase 20,333 shares of Common Stock. Mr. Forsythe beneficially owns 600 shares of Common Stock and warrants to purchase 600 shares of Common Stock held by his mother.

(6)	Includes options to purchase 30,000 shares of Common Stock.

(7)	Includes options to purchase 54,000 shares of Common Stock.

(8)	Includes options to purchase 25,000 shares of Common Stock.

(9)	Includes options to purchase 148,666 shares of Common Stock and warrants to purchase 84,500 shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company pays royalties to Bix Manufacturing Company, a shareholder of the Company, in connection with the Company’s acquisition of certain patent rights from Bix Manufacturing Company. These royalty payments are based on 2% of the Company’s revenues related to the patented chemistry. The Company is currently satisfying its royalty obligation by providing consulting services to Bix Manufacturing Company. In each of 2003 and 2002, less than $50,000 was recorded as royalty expenses to reflect these transactions. Michael L. Bixenman, a director and officer of the Company, is a 10% shareholder of Bix Manufacturing Company.

     During 1999, certain key employees, one of whom is an officer and director of the Company, exercised options to purchase 93,333 shares of the Company’s Common Stock by executing non-recourse promissory notes payable to the Company. At December 31, 2002, the principal balance of the notes totaled $17,500 and was reflected in the balance sheet as a reduction in additional paid-in capital. The notes bore interest at 5% per year and matured on November 24, 2003. The notes were secured by the Company’s Common Stock held by such employees. The interest payable on the notes was withheld from the applicable employees’ paychecks. In November 2003, the note payable from the officer and director of the Company in the amount of $15,000 was paid. The note in the amount of $2,500 from an employee who is not an officer or director was extended to November 2005.

     In April 2001, the Company loaned $30,000 to Michael L. Bixenman, a director and officer of the Company, to enable Mr. Bixenman to purchase 75,000 shares of Kyzen Common Stock from another shareholder. The loan earned interest at a rate of 9% per year and had a maturity date of April 30, 2002. The loan was secured by 200,000 shares of Kyzen Common Stock owned by Mr. Bixenman. Interest was received via automatic payroll deductions on a monthly basis. The note was paid in full during 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities at any time during the year to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and shareholders who beneficially own greater than 10% are required by the SEC’s regulations to furnish the Company with copies of all such filings. The Company is required to report in this Proxy Statement any failure to file such reports by the specific dates that these reports are required to be filed during or with respect to the year ended December 31, 2003.

     Based solely on a review of the copies of reports furnished to the Company and certain written representations that no other reports were required, the Company believes that all Section 16(a) reporting and filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with for the year ended December 31, 2003.

EXECUTIVE COMPENSATION

     The following table reflects the compensation of the Named Executive Officers for all services rendered in all capacities to the Company:

Summary Compensation Table

				Long Term
		Annual		Compensation
		Compensation		Awards
				Securities
Name and Principal Position	Year	Salary	Bonus	Underlying Options
Kyle J. Doyel,	2003	$148,800	$987	—
Chief Executive Officer	2002	140,400	—	5,000
	2001	140,400	—	—

Michael L. Bixenman,	2003	$140,400	$987	—
Chairman of the Board	2002	132,000	—	5,000
	2001	132,000	—	—

Thomas M. Forsythe,	2003	$130,800	$987	—
Vice President	2002	122,400	—	5,000
	2001	122,400	—	—

     There were no individual grants of options to the Named Executive Officers during 2003.

     The following table shows the aggregate number of options/SARs exercised by each of the Named Executive Officers and the number of unexercised securities underlying options/SARs at the end of 2003:

Aggregated Option/SAR Exercises in Last Fiscal Year
And FY-End Option/SAR Values

			Number of Unexercised		Value of Unexercised
			Securities Underlying		In-the-Money
	Shares		Options/SARs At FY-End		Options/SARs At FY-End ($)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Kyle J. Doyel, Chief Executive Officer	—	—	57,112	2,222	$1,032	$83

Michael L. Bixenman, Chairman of the Board	—	—	52,111	2,222	$1,032	$83

Thomas M. Forsythe, Vice President	—	—	63,111	2,222	$1,032	$83

     The following table sets forth the information regarding outstanding options, warrants and rights and shares reserved for future issuance under the Company’s shareholder-approved 1994 Stock Option Plan (which the Board of Directors permitted to terminate pursuant to its terms on January 10, 2004) as of December 31, 2003:

Equity Compensation Plan

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price	plans (excluding
	of outstanding options,	of outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	600,000	$1.95	—

Equity compensation plans not approved by security holders	—	—	—

Total	600,000	$1.95	—

Employment Agreements

     Kyle J. Doyel serves as President and Chief Executive Officer and each of Michael L. Bixenman and Thomas M. Forsythe serve as Vice Presidents pursuant to Employment Agreements dated January 1, 1995, and amended in 1999. Each Employment Agreement, as amended (each, an “Employment Agreement”), provides for an initial term of one year and thereafter renews automatically for successive one-year periods unless terminated by sixty days notice by either party prior to the end of an existing one-year period. Each Employment Agreement was amended in 1999 to conform to change-in-control provisions in the Company’s Rights Agreement.

     Each Employment Agreement provides that if the employee is terminated upon a “Change of Control,” the employee shall immediately be paid, among other things, all accrued compensation to the date of termination. For the remainder of the existing employment term and for a period of two years thereafter, the employee shall be entitled to receive semi-monthly severance payments equal to salary payment which otherwise would have been paid to the employee pursuant to the Employment Agreement.

     In addition, the employee shall be entitled to immediately exercise all awards granted to such employee under the Plan, or any successor plan, and shall continue to accrue retirement benefits and shall continue to enjoy any benefits under any plans of the Company in which the employee is a participant to the full extent of the employee’s rights under such plans, including any perquisites provided under the Employment Agreement through the remainder of the employment term. As defined in the Employment Agreement, “Termination Upon a Change in Control” means either (i) a termination of the employee following a “Change in Control” (as defined in the Employment Agreement) or (ii) resignation by the employee following a “Change in Control.”

     The Employment Agreement contains confidentiality provisions that survive the expiration or termination of the Employment Agreement and covenants not to compete during the period of the Employment Agreement and for a period of two years after termination, subject to certain limitations. Messrs. Doyel, Bixenman and Forsythe have agreed to salary deferral in the event the Company determines it does not have the necessary funds to pay the full amounts of their salaries. If their respective salaries are deferred, they are entitled to receive interest on the deferred amounts at a rate of 12% per annum, compounded monthly.

Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits a company’s ability to take a deduction for federal tax purposes for certain compensation paid to its executive officers. The Company currently expects that all compensation payable to executive officers during 2003 will be deductible by the Company for federal income tax purposes. The Compensation Committee’s policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

Compensation Committee Interlocks and Insider Participation

     In 2003, the Compensation Committee was composed of Ms. Baker and Messrs. Doyel and Gordon. Mr. Doyel is the President and Chief Executive Officer of the Company. Ms. Baker and Mr. Gordon are not employed by the Company. During 2003, the Compensation Committee recommended salary adjustments for the executive officers to be effective January 1, 2004.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Company’s Audit Committee has engaged the accounting firm of KPMG LLP to audit the Company’s financial statements for the year ending December 31, 2004. The Board of Directors adopted, ratified and confirmed the decision of the Audit Committee. The Company’s financial statements for the year ended December 31, 2003 were also audited by KPMG LLP, which has audited the Company’s financial statements since October 2001.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting, and, while they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders in attendance.

     The Audit Committee has considered whether the provision of services listed under “Tax Fees” below is compatible with maintaining the independence of KPMG LLP and has concluded that such services would not be incompatible with maintaining such independence. The Audit Committee has approved KPMG LLP to conduct only audit services and tax services. KPMG LLP has not been engaged to provide any other services to the Company. Should the Company desire to engage KPMG LLP for other services, the Audit Committee would meet with KPMG LLP to determine specifically if these services could be incompatible with maintaining the independence of KPMG LLP. The Audit Committee approved all of the services rendered by KPMG LLP as described below.

Audit Fees

     The aggregate fees billed by KPMG LLP for professional services rendered for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB and the audit of the Company’s annual financial statements for the years ended December 31, 2003 and 2002 were $33,500 and $39,000 respectively.

Audit-Related Fees

     KPMG LLP rendered no audit-related services to the Company in 2003 or 2002.

Tax Fees

     The aggregate fees billed for tax services rendered by KPMG LLP, were $9,000 in 2003 and $8,700 in 2002. Tax services provided by KPMG LLP included preparation of the Company’s Federal income tax returns and various state tax returns.

All Other Fees

     There were no other fees billed for services rendered by KPMG LLP during 2003 or 2002.

GENERAL INFORMATION

Shareholder Proposals for the Annual Meeting of Shareholders in 2005

     Shareholder proposals intended to be presented at the Company’s 2005 annual meeting of shareholders must be received by the Company at its executive offices, located at the address listed below, not later than November 30, 2004 in order for the proposal to be included in the Company’s Proxy Statement and proxy card.

     To be included on the agenda for the 2005 annual meeting, shareholder proposals must be submitted in accordance with the following procedure. Shareholders who wish to nominate a candidate for election to the Board of Directors (other than the candidates proposed by the Board of Directors or a nominating committee appointed by the Board) or propose any other business at the 2005 annual meeting must deliver written notice to the Secretary of the Company at the address below not earlier than October 31, 2004 nor later than November 30, 2004.

     Any nomination for director or other proposal by a shareholder that is not timely submitted and does not comply with these notice requirements will be disregarded and, upon the instructions of the presiding officer of the annual meeting, all votes cast for each such nominee and such proposal will be disregarded. The Company’s Board of Directors, or a nominating committee appointed by the Board, will consider shareholder nominations of candidates for election to the Board of Directors that are timely and otherwise submitted in accordance with the requirements described in this subsection.

     A shareholder’s written notice submitted to the Secretary of the Company nominating candidates for election to the Board of Directors or proposing other business must include: (i) the name and address of the shareholder; (ii) the class and number of shares of Common Stock held of record and beneficially owned by such shareholder; (iii) the name(s), including any beneficial owners, and address(es) of such shareholder(s) in which all such shares of Common Stock are registered on the stock transfer books of the Company; (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice; (v) a brief description of the business desired to be submitted to the annual meeting of shareholders, the complete text of any resolutions intended to be presented at the annual meeting and the reasons for conducting such business at the annual meeting of shareholders; (vi) any personal or other material interest of the shareholder in the business to be submitted; (vii) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (viii) all other information relating to the nomination or proposed business which may be required to be disclosed under applicable law. In addition, a shareholder seeking to submit such nominations or other business at the meeting shall promptly provide any other information reasonably requested by the Company. Such notice shall be sent to the following address:

Kyzen Corporation
430 Harding Industrial Drive
Nashville, Tennessee 37211
Attention: Corporate Secretary

     The individuals named as proxies on the proxy card for the Company’s 2005 annual meeting of shareholders will be entitled to exercise their discretionary authority in voting proxies on any shareholder proposal that is not included in the Company’s Proxy Statement of the 2005 annual meeting, unless the Company receives notice of the matter(s) to be proposed by November 30, 2004. Even if proper notice is received within such time period, the individuals named as proxies on the proxy card for that meeting may nevertheless exercise their discretionary authority with respect to such matter(s) by advising shareholders of the proposal(s) and how the proxies intend to exercise their discretion to vote on these matter(s), unless the shareholder making the proposal(s) solicits proxies with respect to the proposal(s) to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

Counting of Votes

     All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. Inspectors of election will be appointed by the Board of Directors to, among other things, determine the number of shares represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions arising in connection with the right to vote, to count and tabulate all votes or ballots and to determine the result. Each item presented herein to be voted on at the Annual Meeting must be approved by the affirmative vote of the holders of the number of shares described under each such item. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

     Inspectors of election will treat shares subject to “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, however, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Miscellaneous

     The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

     Management of the Company is not aware of any matters other than those described above which may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies subject to the direction of the Board of Directors.

     A copy of the Company’s 2003 Annual Report to Shareholders is being mailed with this Proxy Statement.

     Copies of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003 (without exhibits), as filed with the SEC, are available to shareholders free of charge by writing to: Kyzen Corporation, 430 Harding Industrial Drive, Nashville, Tennessee 37211, Attention: Investor Relations Department.

By order of the Board of Directors,

John Sanders
Corporate Secretary

Nashville, Tennessee
March 30, 2004

PROXY CARD
KYZEN CORPORATION
Proxy for Annual Meeting of Shareholders

     The undersigned hereby appoints Thomas M. Forsythe and Michael L. Bixenman, and either of them, as proxies, with full power of substitution and re-substitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kyzen Corporation, to be held at 201 Powell Place, Brentwood, Tennessee 37027, on April 27, 2004, at 10:00 a.m. (Nashville Time), and at any adjournment thereof.

     This proxy is being solicited by the Board of Directors and will be voted as specified. If not otherwise specified, the above-named proxies will vote (a) FOR the election as directors of the nominees named on the reverse side of this card and (b) in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.

(Continued on reverse side)

1.	Election of Directors. Nominees: Kyle J. Doyel and John A. Davis, III

FOR nominees listed (except withheld to the contrary) ☐	WITHHOLD AUTHORITY to vote for any individual nominee(s). Write name of nominee(s) here:

2.	In their discretion, the proxies are authorized to vote upon such other matters, which may properly come before the meeting or at any postponements or adjournments thereof.

Dated: , 2004
Signature
Signature if held jointly

IMPORTANT: Please sign exactly as your name or names appear on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.